                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 15, 2003


                          Winton Financial Corporation
      ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Ohio                  0-18993                      31-1303854
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                  (IRS Employer
       of incorporation)         File Number)               Identification No.)




                  5511 Cheviot Road, Cincinnati, Ohio     45247
                 -----------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (513) 385-3880
                                                            -------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                                    FORM 8-K


Item 7.           Financial Statements and Exhibits.
------            ---------------------------------

                  (a) and (b).  Not applicable.

                  (c)      Exhibits.

                           See Index to Exhibits.

Item 12.          Results of Operations and Financial Condition.
-------           ---------------------------------------------

                  On October 15, 2003, Winton Financial Corporation issued a press release regarding its earnings for the year ended September 30, 2003. The press release is attached as Exhibit 99 hereto and incorporated herein by reference.

                                   SIGNATURES
                                   ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               WINTON FINANCIAL CORPORATION



                               By: /s/ Jill M. Burke
                                   -----------------------------------------
                                    Jill M. Burke, Chief Financial Officer


Date:  October 15, 2003

                                INDEX TO EXHIBITS
                                -----------------

 Exhibit Number                            Description
 --------------                            -----------
       99                Press Release of Winton Financial Corporation, dated
                         October 15, 2003